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                                                                   EXHIBIT 10.16



                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (herein called this "Amendment") is made as of the 31st day of December, 2000, by and between PetroQuest Energy, L.L.C., a Louisiana limited liability company formerly known as PetroQuest Energy One, L.L.C. (the "LLC"), PetroQuest Energy, Inc., a Delaware corporation ("Parent"), and EnCap Energy Capital Fund III, L.P. ("Lender").

                              W I T N E S S E T H:

         WHEREAS, the LLC, PetroQuest Energy, Inc., a Louisiana corporation (the "Corporation"), Parent, and Lender have entered into that certain Credit Agreement dated as of December 21, 2000 (as amended, supplemented, or restated to the date hereof, the "Original Agreement"); and

         WHEREAS, on the date hereof but prior to the execution of this Amendment, the Corporation merged with and into the LLC with the LLC being the surviving entity (the "Merger"); and

         WHEREAS, subsequent to the Merger but prior to the execution of this Amendment, the LLC changed its name to "PetroQuest Energy, L.L.C." from "PetroQuest Energy One, L.L.C."; and

         WHEREAS, prior to the Merger the Corporation was the sole member of the LLC but after giving effect to the Merger Parent is the sole member of the LLC; and

         WHEREAS, each of Parent and the LLC has requested Lender to amend the Original Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                   ARTICLE I.

                           Definitions and References

         Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.


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         Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

                  "Amendment" means this First Amendment to Credit Agreement.

                  "Credit Agreement" means the Original Agreement as amended by this Amendment.

                                  ARTICLE II.

                                   Amendments


         Section 2.1. Defined Terms.

         (a) The following defined terms are hereby added to Section 1.1 of the Original Agreement in proper alphabetical order:

                  "Non-Recourse Indebtedness" means Indebtedness of an Unrestricted Subsidiary which is not a Liability, in whole or part, of any Restricted Person and which is not secured by any Lien upon any property or assets of any Restricted Person, provided that no such Indebtedness of an Unrestricted Subsidiary shall be considered "Non-Recourse Indebtedness" if any default with respect to such Indebtedness would allow or require any Indebtedness which is owed by one or more of the Restricted Persons to be accelerated or otherwise made payable in advance of its stated maturity.

                  "PetroQuest Oil & Gas" means PetroQuest Oil & Gas, L.L.C., a Louisiana limited liability company the sole member of which is Parent.

                  "Unrestricted Subsidiary" means (a) any Subsidiary of Parent which is hereafter designated an Unrestricted Subsidiary of Parent by Parent's Board of Directors in compliance with the following sentence, and (b) any Subsidiary of an Unrestricted Subsidiary. The Board of Directors of Parent may at any time and from time to time designate any Subsidiary of Parent (other than Borrower or any Subsidiary of Borrower) as an Unrestricted Subsidiary provided that (i) no Default or Event of Default has occurred or is continuing at the time of such designation and after giving effect to such designation, (ii) immediately after such designation, no Restricted Person has any Liability to pay any Indebtedness of such Subsidiary, has in any way guaranteed any Indebtedness of such Subsidiary, or has any assets or properties which are subject to any Lien securing any Indebtedness of such Subsidiary, and (iii) notice of any such designation is promptly given to Lender in writing.

         (b) The following defined terms contained in Section 1.1. of the Original Agreement are hereby amended in the entirety as follows:

                  "Borrower" means, collectively, the Corporation and the LLC, provided, however that from and after the Borrower Merger "Borrower" shall mean the LLC.






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                  "LLC" means PetroQuest Energy, L.L.C., a Louisiana limited liability company formerly known as PetroQuest Energy One, L.L.C. and successor in interest by merger to PetroQuest Energy, Inc., a Louisiana corporation.

                  "Restricted Person" means each Guarantor, the Corporation, the LLC, and each other Subsidiary of Parent other than an Unrestricted Subsidiary, provided, however, that for purposes of Article V and
         Article VI (but not Sections 6.13, 6.14, 6.15, and 6.19) each Unrestricted Subsidiary shall be deemed to be a Restricted Person.

         Section 2.2. PetroQuest Oil & Gas. The following section is hereby added to Article V of the Original Agreement:

                  "Section 5.17. PetroQuest Oil & Gas. The assets of PetroQuest Oil & Gas consist solely of beneficial interests in oil and gas properties, the legal interest of which is owned by Persons other than Restricted Persons. Parent is the sole member of PetroQuest Oil & Gas."

         Section 2.3. Guaranties of Subsidiaries. The parenthetical clause in
Section 6.13 of the Original Agreement that reads "(other than the Corporation or the LLC)" is hereby amended to read in its entirety as follows:

         "(other than the Corporation, the LLC, or PetroQuest Oil & Gas)"

         Section 2.4. Perfection and Protection of Security Interests and Liens.
Section 6.14 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.14. Perfection and Protection of Security Interests and Liens. Parent and Borrower will from time to time deliver, and will cause any other Restricted Person (other than PetroQuest Oil & Gas) to deliver to Lender any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by such Restricted Persons in form and substance satisfactory to Lender, which Lender requests for the purpose of perfecting, confirming, or protecting any Liens or other rights in Collateral securing any Obligations."

         Section 2.5. Agreement to Deliver Security Documents. Section 6.15 of the Original Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.15. Agreement to Deliver Security Documents. Parent and Borrower agree to deliver and to cause each other Restricted Person (other than PetroQuest Oil & Gas) to deliver, to further secure the Obligations whenever requested by Lender in its sole and absolute discretion, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other Security Documents in form and substance satisfactory to Lender for the purpose of granting, confirming, and perfecting second and prior liens or security interests in any oil and gas properties and interests, together with all associated equipment, production, production proceeds and other real or personal property, hereafter owned or acquired by any such Restricted Person. Parent and Borrower also agree to






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         deliver, whenever requested by Lender in its sole and absolute discretion, favorable title opinions from legal counsel acceptable to Lender with respect to any such Restricted Person's properties and interests designated by Lender, based upon abstract or record examinations to dates acceptable to Lender and (a) stating that such Restricted Person has good and defensible title to such properties and interests, free and clear of all Liens other than Permitted Liens, (b) confirming that such properties and interests are subject to Security Documents securing the Obligations that constitute and create legal, valid and duly perfected deed of trust or mortgage liens in such properties and interests and assignments of and security interests in the oil and gas attributable to such properties and interests and the proceeds thereof, and (c) covering such other matters as Lender may request."

         Section 2.6. PetroQuest Oil & Gas. The following section is hereby added to Article VI of the Original Agreement:

                  "Section 6.18. PetroQuest Oil & Gas. Parent shall cause the assets of PetroQuest Oil & Gas at all times to consist solely of beneficial interests in oil and gas properties, the legal interest of which is owned by Persons other than Restricted Persons. Parent shall remain the sole member of PetroQuest Oil & Gas."

         Section 2.7. Unrestricted Subsidiaries. The following section is hereby added to Article VI of the Original Agreement:

                  "Section 6.19. Unrestricted Subsidiaries. Parent and Borrower will insure that each Unrestricted Subsidiary complies with each indenture, mortgage, deed of trust, security agreement, lease, franchise, agreement, contract or other instrument or obligation to which such Unrestricted Subsidiary is a party or by which it or any of its properties is bound, and with all Laws, regulations, and orders applicable to such Unrestricted Subsidiary or its properties, business and affairs, including Environmental Laws, if such Unrestricted Subsidiary's failure so to comply would impose any Liability on any Restricted Person, require any Restricted Person to pay or perform any Liability owing by any Unrestricted Subsidiary, or could otherwise cause a Material Adverse Change. Parent and Borrower will insure that no Unrestricted Subsidiary takes, or omits to take, any action if such action or omission would cause Parent or Borrower to be unable to remake its representations and warranties hereunder."

         Section 2.8. Indebtedness. Section 7.1 of the Original Agreement is hereby amended by adding the following sentence thereto as a new paragraph after subsection (f) thereof:

                  "No Unrestricted Subsidiary shall create, incur, assume, or otherwise become liable with respect to any Indebtedness other than Non-Recourse Indebtedness and no Unrestricted Subsidiary shall have Non-Recourse Indebtedness in excess of $25,000,000 at any one time outstanding."

         Section 2.9. Limitations on Investments and New Businesses. The last sentence of Section 7.7 of the Original Agreement is hereby amended in its entirety to read as follows:





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                  "As used in this section and the following Section 7.8,
         'Permitted Investments' means (i) Cash Equivalents, (ii) loans to Parent, Borrower, or any Guarantor that is a Subsidiary of Borrower,
         (iii) capital contributions or other equity investments in Borrower or any Guarantor that is a Subsidiary of Parent, and (iv) capital contributions or other equity investments in any Unrestricted Subsidiary by Parent which do not exceed the aggregate amount of $10,000 in any Unrestricted Subsidiary."

                                  ARTICLE III.


                          Conditions of Effectiveness


         Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when and only when Lender shall have received, at Lender's office (i) a counterpart of this Amendment executed and delivered by each Restricted Person that is a party hereto, and (ii) such supporting documents as Lender may reasonably request.


                                  ARTICLE IV.


                         Representations and Warranties


         Section 4.1. Representations and Warranties of Parent and the LLC. In order to induce Lender to enter into this Amendment, each of the LLC and Parent represents and warrants to Lender that:

                  (a) The representations and warranties contained in Article V of the Credit Agreement are true and correct at and as of the time of the effectiveness hereof.

                  (b) Each Restricted Person is duly authorized to execute and deliver this Amendment and the other Loan Documents to which it is a party and is and will continue to be duly authorized to borrow and to perform its obligations under the Credit Agreement. Each Restricted Person has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Loan Documents to which it is a party and to authorize the performance of the obligations of such Restricted Person thereunder.

                  (c) The execution and delivery by each Restricted Person of this Amendment and the other Loan Documents to which it is a party, the performance by each Restricted Person of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate of incorporation and bylaws of any Restricted Person, or of any material agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person, or result in the creation of any Lien, charge or encumbrance upon any assets or properties of any Restricted Person. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by any Restricted Person of







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         this Amendment or the other Loan Documents to which it is a party or to consummate the transactions contemplated hereby or thereby.

                  (d) When duly executed and delivered, this Amendment will be a legal and binding instrument and agreement of each Restricted Person that is a party hereto, enforceable in accordance with its terms. Each other Loan Document is and shall continue to be the legal, valid and binding obligation of each Restricted Person that is a party thereto, enforceable against such Restricted Person in accordance with their respective terms.

                  (e) The Initial Financial Statements fairly present Parent's Consolidated financial position at such date and the Consolidated statement of operations and the changes in Consolidated financial position for the periods ending on such date for Parent. Copies of such financial statements have heretofore been delivered to Lender. Since the date of the Initial Financial Statements, no Material Adverse Change has occurred.

                  (f) No Default or Event of Default has occurred or is continuing.



                                   ARTICLE V.


                                 Miscellaneous

         Section 5.1. Ratification of Agreements. Each of the Loan Documents as they may be amended or affected by this Amendment is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, the Note, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Note or any other Loan Document. It is the intention of the parties hereto that all of the Liens, privileges, priorities, and equities existing and to exist under and in accordance with the terms of the Loan Documents are hereby renewed, extended, and carried forward as security for the Obligations. The LLC hereby ratifies and confirms the Note and agrees that its obligations and covenants thereunder are unimpaired by the Merger and shall remain in full force and effect. The LLC hereby unconditionally assumes all obligations, duties, and responsibilities of the Corporation under the Credit Agreement and all other Loan Documents to which the Corporation was a party. Parent hereby ratifies and confirms that certain Guaranty dated as of December 21, 2000 made by it in favor of Lender and agrees that its obligations and covenants thereunder are unimpaired by the Merger or by this Amendment and shall remain in full force and effect.

         Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Parent and the LLC herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under






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the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

         Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         Section 5.4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana and any applicable laws of the United States of America in all respects, including construction, validity and performance.

         Section 5.5. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.







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IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                          ENCAP ENERGY CAPITAL FUND III, L.P.

                          By:  ENCAP INVESTMENTS, L.L.C., general partner




                              By: /s/ D. MARTIN PHILLIPS
                                 --------------------------
                                 D. Martin Phillips
                                 --------------------------
                                 Managing Director
                                 --------------------------



                          PETROQUEST ENERGY, L.L.C.

                          By: PETROQUEST ENERGY, INC., a Delaware corporation,
                              sole member



                              By: /s/ CHARLES T. GOODSON
                                 --------------------------
                                 Charles T. Goodson
                                 --------------------------
                                 Chairman of the Board and
                                 Chief Executive Officer
                                 --------------------------


                          PETROQUEST ENERGY, INC., a Delaware corporation



                          By: /s/ CHARLES T. GOODSON
                             --------------------------
                             Charles T. Goodson
                             --------------------------
                             Chairman of the Board and
                             Chief Executive Officer
                             --------------------------